BB&T

BB&T The World Standard Analyst Conference February 8, 2001

BB&T

Outline

1.	Current Situation Analysis (How are we doing?)
2.	Our Culture
	–	Vision
	–	Mission
	–	Core Values
3.	The Future
	–	The Economy
	–	The Financial Services Industry
4.	Long-Term Strategy
5.	Financial Goals & Strategic Objectives for 2001
6.	Challenges & Opportunities

BB&T

Current Situation Analysis (How are we doing?)

Background

BB&T

BB&T is a fast growing, highly profitable, regional financial holding company. The core of our business was created by the merger-of-equals between BB&T and Southern National in 1995 and the acquisition of UCB in 1997. All 3 institutions ‘grew up’ as eastern North Carolina farm banks. This fundamental and sound heritage is reflected in our culture. BB&T was organized in 1872 and is the oldest bank in the Carolinas.

BB&T has consummated 50 acquisitions of community banks and thrifts, 48 insurance agencies, and 14 non-bank acquisitions over the last ten years. The employees, clients, shareholders, and board members of these institutions have considerably strengthened our organization.

Primary Market Segments

BB&T

•	Small business (#1 market share-Best in America)	•	Trust ($15.2 billion)
•	Commercial middle market	•	Investment Services
•	Retail	•	Asset Management
•	Home equity (#1 market share)	•	Capital Markets
•	Sales finance	•	Consumer / Commercial Finance
•	Mortgage (#1 market share)	•	Factoring
•	Leasing	•	Asset-Based Lending
•	Insurance (11th largest U.S. agency)	•	International
•	Treasury Services	•	Bank Card
		•	Merchant

Market Coverage

BB&T

January 24, 2001

[Map indicating both current BB&T branches and pending acquisition branches as of January 24, 2001 for NC, SC, VA, GA, AL, TN, KY, WV, MD and DC. Also indicated is BB&T Headquarters in Winston-Salem, NC]

Pending Acquisitions:
[_]	BankFirst Corporation
[_]	Century South Banks
[_]	F&M National Corp.
[_]	FCNB Corp.
[_]	FirstSpartan Financial Corp.
[_]	First Banking Co. of SE GA
[_]	Hardwick Holding Co.
[_]	VA Capital Bancshares

Branches
339 in NC 283 in VA 133 in GA 101 in SC 98 in WV 97 in MD 35 in TN 10 in KY 8 in DC 2 in AL 1,106 total

Deposit Market Share

BB&T

Rank
•	North Carolina (without home office deposits)	1st
•	West Virginia	1st
•	South Carolina	3rd
•	Virginia	4th
•	DC	5th
•	Maryland	7th
•	Georgia	8th
•	Tennessee	10th

Proforma for all announced mergers

Significant Accomplishments 2000

BB&T

•	Excellent Financial Performance
•	19th Consecutive year of record recurring earnings
•	Market Cap increased 65.3%
•	Dividend Achiever - 28th consecutive year of dividend increase
•	Accomplished Key Strategic Objectives
•	Fee Income + 25.2% (excluding mortgage)
•	Commercial Loans + 15.2%
•	Consumer Loans + 13.3%
•	Noninterest Bearing Deposits + 5.3% (excluding official checks program)
•	5 Service Households: 26.9%

Significant Accomplishments 2000

BB&T

•	2000 Campaigns
–	Deposits: 207,826 accounts
–	Direct Retail Lending: $1.87 billion
–	Small Business: $1 billion
–	Investments: $573 million
•	Olympicss III Strategy Developed
•	Client Service Process Implemented in 46 Departments

Significant Accomplishments 2000

BB&T

•	BB&T: #1 Brand in NC; #3 in SC
•	#1 Small Business Bank in U.S.
•	Recognized as #1 in dealer satisfaction in sales finance, won national Gold Well Workplace award, and named NC’s IOLTA bank of the year
•	Successful Safety and Soundness, CRA, and Compliance Exams
•	Cash Manager On Line
•	Smart Money Manager
•	CSI Results improved / significantly better than primary competitors
•	Implemented effective tax strategy

Significant Accomplishments 2000

BB&T

•	Mason-Dixon, Matewan, First Liberty, Premier and First Citizens successful conversions
•	One Valley acquired and converted (ahead of schedule)
•	Hardwick and First Banking acquired
•	BankFirst and FCNB announced and acquired
•	FirstSpartan and Century South mergers announced
•	Insurance Acquisitions: The Piedmont Administrators, Inc., Pruden Risk Management, Inc., Asura Corporation, Poindexter & Associates, Inc., Chaney Thomas Stephenson & Hill, Inc., Thornton & Harwell
•	Laureate Capital (Top 25 commercial mortgage servicer)
•	Edgar Norris (retail broker) acquired
•	Agreed to sell interest in Star Systems for $60+ million profit

Economic Challenges

BB&T

•	Margin Squeeze from Rising Interest Rates
	–	Bond Restructuring ($222.2 million - pretax losses)

•	Mortgage Revenues down $60.5 million

Earnings Performance[1]

BB&T

($ in Millions Except for Per Share Information)

For Year Ended

	1997	1998	1999	2000 Plan	2000
Total Revenue	$3,752	$4,183	$4,655	$5,230	$5,338
Net Income	$570	$670	$767	$872	$875
ROA	1.41%	1.47%	1.51%	1.60%	1.59%
ROE	16.92%	17.89%	18.97%	20.93%	20.33%
EPS (diluted)	$1.44	$1.68	$1.91	$2.16	$2.17
	(+16.1%)	(+16.7%)	(+13.7%)	(+13.1%)	(+13.6%)
Cash Basis:
ROA	1.47%	1.59%	1.63%	1.73%	1.72%
ROE	18.47%	20.87%	23.81%	26.34%	25.87%
EPS	$1.49	$1.77	$2.04	$2.30	$2.31
	(+16.4%)	(+18.8%)	(+15.3%)	(+12.7%)	(+13.2%)

[1] Recurring and Restated

EPS Trend[1]

BB&T

[Graph depicting EPS growth trend from first quarter of 1995 at $.26 per share to fourth quarter of 2000 at $.58 per share, a 123 percent increase]

Financial Strength 1,2
($ in Billions Except for Per Share Information)

	1997	1998	1999	2000 Plan	2000 Actual
(Average Balances):
Total Loans	$27.1	$30.5	$33.9	$37.7	$37.6
Total Investments	$10.6	$11.5	$13.2	$13.3	$13.4
Total Assets	$40.4	$45.5	$50.9	$54.4	$55.9
Total Deposits	$29.2	$31.2	$33.7	$35.1	$35.9
Total Shareholders’ Equity	$3.4	$3.7	$4.0	$4.2	$4.3
BV per share (EOP)	$9.12	$10.17	$10.19	$10.98	$11.91
Equity/Assets (EOP)	8.1%	8.4%	7.7%	7.8%	8.1%
Leverage Capital Ratio (EOP)	7.8%	7.5%	7.1%	7.5%	7.1%
Tier 1 Capital (EOP)	11.2%	11.1%	9.9%	10.2%	9.3%

[1]Restated
[2]Average loan growth in 2000, excluding securitizations and purchase accounting, was 11.9%, and average deposit growth, excluding purchase accounting and the official checks program, was 5.4%.

Generating Fee Income and Operating Efficiency[1]

	1996	1997	1998	1999	2000 Plan	2000
Noninterest Income/
Net Revenue (T/E)	22.4	24.1	27.0	30.3	31.3	31.7
Cash Basis Efficiency Ratio	56.0	52.2	52.3	52.1	50.2	49.6
BB&T

Recurring and restated

Credit Quality

	1996	1997	1998	1999	2000 Plan	2000	9/30/2000 Industry*
Net Charge-offs/
Average Loans	0.25%	0.36%	0.28%	0.27%	0.27%	0.25%	0.59%
Nonperforming Assets/
Total Assets	0.37%	0.41%	0.33%	0.29%	0.36%	0.33%	0.70%

BB&T

Restated   Source: FDIC

Total Assets

BB&T

10 Year Growth Trend ($ in Billions)

As Originally Reported 10-Year Compound Annual Growth Rate 27.6%

Recurring Net Income As Originally Reported

BB&T

[Graph indicating ten year growth trend of recurring net income as indicated below]

1990	$53.6	million
1991	$60.2	million
1992	$76.1	million
1993	$98.2	million
1994	$119.9	million
1995	$254.5	million
1996	$304.9	million
1997	$408.6	million
1998	$512.8	million
1999	$659.1	million
2000	$875.1	million

As Originally Reported 10-Year Compound Annual Growth Rate 32.2%

Relative Financial Performance

	BB&T 12/31/00*	Industry 9/30/00
Tier 1 Capital Ratio	9.28%	8.84	%(1)
Nonperforming Assets/Total Assets	0.33%	0.70	%(2)

ROA	1.59%	1.20	%(2)
ROE	20.33%	14.25	%(2)

BB&T

BB&T is a Top 5% Performer

* Recurring and restated [1]Source: Federal Reserve [2]Source: FDIC

Owners as Beneficiaries of Corporate Strategy

BB&T

•	BB&T’s stock price increased 36.3% and dividends increased 14.7% in 2000. Of the 19 companies in our competitor group, BB&T was second in total shareholder returns in 2000
•	BB&T’s 10-year compound annual dividend growth rate is 15.1% as compared to 3.0% for S&P 500
•	BB&T’s 10-year total compound annual return to shareholders is 26.0% compared to 17.4% for the S&P 500

Shareholder Return

BB&T

[Graph depicting relative shareholder return from 1995 through 2000 of BB&T,Bank of America, First Union, Wachovia, Sun Trust and S&P Regional Banks with BB&T tending to trend higher.]

Depicts $100 invested at 12/31/95 and held through 12/31/00 with dividends reinvested in the security.

BB&T

BB&T Culture

Vision Mission Values

BB&T Vision

BB&T

To Create The Best Financial Institution Possible

“The Best of The Best”

The World Standard

BB&T

BB&T MISSION

TO MAKE THE WORLD A BETTER PLACE TO LIVE BY:

•	Helping our C L I E N T S achieve economic success and financial security;

•	Creating a place where our E M P L O Y E E S can learn, grow and be fulfilled in their work;

•	Making the C O M M U N I T I E S in which we work better places to be; and thereby:

•	Optimizing the long-term return to our S H A R E H O L D E R S, while providing a safe and sound investment.

Purpose

BB&T

Our ultimate purpose is to create superior, long-term economic rewards to our owners (shareholders).

Purpose

•	However, we can only accomplish this purpose with excellent client relations as our clients are our source of revenues.
•	To have excellent client relations we must have outstanding employees to serve our clients. To attract and retain outstanding employees, we must reward them financially and create an environment where they can learn and grow.
•	Our economic results are significantly impacted by the success of our communities. The community's “quality of life” impacts its ability to attract industry for growth.

BB&T Values

BB&T

•	Values are practical habits that enable us as individuals to live, be successful, and achieve self-fulfillment.
•	For BB&T, our Values enable us to achieve our mission and corporate purpose.
•	Values must be consistent (non-contradictory).
•	Values are important!!

BB&T Values

BB&T

(1)	Reality: (fact-based)
–	What is, is.
–	In order to be better, we must begin by understanding what the facts are.
–	Wishing something is so, does not make it so.

BB&T Values

BB&T

(2)	Reason: (Objectivity)
	–	Mankind has a specific means of survival which is his ability to reason logically from the facts of reality, i.e. his capacity to think.
	–	Sound premises, induction, deduction, and integration are the tools of clear reasoning.
	–	Our concept is to make logical decisions based on the facts.

BB&T Values

BB&T

(3)	Independent Thinking:
	–	All employees are challenged to use their individual minds to their optimum to make rational decisions.
	–	In this context, each of us is responsible for what we do and who we are.
	–	Creativity is strongly encouraged and only possible with independent thought.

BB&T Values

BB&T

(4)	Productivity:
	–	We are committed to be producers of wealth and well-being by taking the actions necessary to accomplish our mission.
	–	The tangible evidence of our productivity is that we have allocated capital rationally through our lending and investment process and that we have provided needed services to our clients in an efficient manner resulting in superior profitability.
	–	At the individual level, productivity is the commitment to act.

BB&T Values

BB&T

(5)	Honesty:
	–	Being honest is simply being consistent with reality. To be dishonest is to be in conflict with reality and is therefore, self-defeating.
	–	We must say what we mean and mean what we say.
	–	We must keep our agreements.

BB&T Values

BB&T

(6)	Integrity:
	–	Because we have developed our principles logically based on reality, we will always act consistent with our principles.
	–	Regardless of the short-term benefits, acting inconsistent with our principles is to our long-term detriment.
	–	We will not compromise our principles.

BB&T Values

BB&T

(7)	Justice (Fairness):
	–	Individuals should be evaluated and rewarded objectively (for better or worse) based on their contribution to accomplishing our mission and their adherence to our values.
	–	Those that contribute the most should receive the most.

BB&T Values

BB&T

(8)	Pride:
	–	Pride is the psychological reward we earn from living our values, i.e. from being just, honest, having integrity, being an independent thinker, etc.
	–	We must perform our work in such a manner as to be able to be justly proud of what we have accomplished.

BB&T Values

BB&T

(9)	Self-Esteem (Self-Motivation):
	–	We expect our employees to earn positive self-esteem from doing their work well. We expect and want our employees to act in their rational, long-term self interest. We want employees who have strong personal goals and who expect to be able to accomplish their goals within the context of our mission.
	–	A necessary attribute for self-esteem is self-motivation. We have a strong work ethic. We believe that you receive from your work in proportion to how much you contribute. If you do not want to work hard, work somewhere else.

BB&T Values

BB&T

(10)	Teamwork/Mutual Supportiveness:
–	While independent thought and strong personal goals are critically important, our work is accomplished within teams. Each of us must consistenly act to achieve the agreed upon objectives of the team with respect for our fellow employees, while acting in a mutually supportive manner.

The Role of Emotions

BB&T

•	Emotions are important
•	We should train our emotions to help us achieve success and happiness
•	Emotions are not a means of knowledge

Concepts that Describe BB&T

BB&T

(1)	Client-Driven
–	Our clients are our partners
–	We try to create win/win relationships

(2)	Quality-Oriented
–	Quality must be built into the process

(3)	Efficient
–	“Waste not, want not”
–	Design efficiency into the system

Concepts that Describe BB&T

BB&T

(4)	Growing, Both Our Business and Our People
–	Grow or die

(5)	Continuous Improvement
–	Everything can be done better
–	Fundamental commitment to innovation

(6)	Objective Decision-Making
–	Fact-based and rational

BB&T’s Management Style

BB&T

•	Participative
•	Team-Oriented
•	Fact-Based
•	Rational
•	Objective

BB&T’s Management Concept

BB&T

•	Hire excellent people
•	Train them well
•	Give them an appropriate level of authority and responsibility
•	Expect a high level of achievement
•	Reward their performance

The BB&T Positive Attitude

BB&T

Given the facts of reality and our ability to reason, we are capable of achieving both success and happiness.

Rational Optimism

BB&T’s Obligations to its Employees

BB&T

We Will Do Our Best To:

•	Compensate employees fairly in relation to internal equity and market-comparable pay practices — Performance-based compensation.
•	Provide a comprehensive and market-competitive benefit program.
•	Create a place where employees can learn and grow.
•	Train employees so they are competent to do work asked of them.

BB&T’s Obligations to its Employees

BB&T

•	Evaluate and recognize performance objectively, fairly, and consistently based on the individual's contribution to the accomplishment of our mission and adherence to our values.
•	Treat each employee as an individual with dignity and respect.

Our Passions

BB&T

•	TO CREATE THE BEST FINANCIAL INSTITUTION POSSIBLE
•	To consistently provide the client with better value through rational innovation and productivity improvement

Virtues of an Outstanding Credit Culture

BB&T

(1)	Provides Fundamental Insight to Help Clients Achieve Their Economic Goals and Solve Their Financial Problems
(2)	Responsive
(3)	Flexible (Creative)
(4)	Reliable
(5)	Manages Risk Within Agreed Upon Limits
(6)	Ensures the Appropriate Economic Return for the Risk Taken
(7)	Creates a `Premium' for Service Delivery

The Future

Global Economic Context

BB&T

•	Increased freedom leading to economic progress
–	Globally integrated: Volatile
–	Highly competitive
–	Merciless
–	Survival of most competent

Economy 2001

BB&T

•	Moderate growth - Real GDP 2% to 3%
•	Risk of slowdown in 1st half
•	Moderate inflation - CPI 2% to 3%
•	Total Growth - 4% to 6%
•	Prime rate to decline to 8.5% - 8.0%

US Economic Framework

BB&T

5 Year Forecast (2001 — 2005)

Most Likely Scenario (51% probability)

•	Moderate/steady growth — real GDP 2% to 3% per annum
•	Moderate inflation — 2% to 3% CPI annual increase
•	Total annual growth 4% to 6%
•	Relatively stable moderate interest rates — prime rate 7% to 10% (average 8.5%)
•	Despite positive most likely scenario, downside risk has increased

Financial Services Industry Incredible Rate of Change

Grow or Die

Financial Services Industry 5 Year Outlook

BB&T

Primary forces impacting the industry:

(1)	Consolidation
–	Rationalization of cost structure
–	Revenue growth via expanded products
–	Risk diversification
–	Rising economies of scale by product line
–	Bank/non-bank mergers/partnerships
–	Survival of fittest

BB&T

(2)	Technology/Innovation
–	Changing nature of distribution system
–	Changing economies of scale
–	“Expert” systems
–	“Profound” client information
–	Internet

BB&T

(3)	Non-Bank Competition
–	Linear, efficient, technology-driven, national distributors
–	Low-cost providers
(4)	Regulation
–	Nationwide banking (yes)
–	Product diversification (yes)
–	Financial services integration
–	Regulatory cost disadvantage

(5)	Credit, Interest Rate, and Operational Risk
–	We are in the risk management business

FINANCIAL SERVICES IS A WORLD-WIDE, INTEGRATED, GROWTH INDUSTRY

Outcome of Financial Industry Trends

BB&T

Over the next 5 years the consolidation of the financial service industry will continue. Some of the larger aggressive (but unsuccessful) acquirers (such as First Union and BankOne) will primarily be focused on redirecting their business, while more successful acquirers (such as Wells Fargo, Fifth Third and BB&T) will continue the acquisition process.

During this 5 year period a substantial percentage of mid sized banks ($500 to $10 billion) will be acquired. There will still be many small banks, but their market share and financial performance will have declined. Small and mid-size institutions will have difficulty in affording to invest in technology, developing products, and attracting high performance employees.

Outcome of Financial Industry Trends

BB&T

Some of the Financial Services giants, such as B of A, will have refined their operating structures and will become more effective competitors. In 10 years there will be 25 or so Financial Services firms which will dominate the industry.

The winners will be those companies with rational strategies, superior processes and exceptional executional abilities. Due to these attributes, these winners will have superior revenue and earnings per share (EPS) growth and outstanding return on equity (ROE.)

BB&T Will Be A Winner!

BB&T

BB&T’s Long-Term Strategy

Our Goal

BB&T

•	Create a high-performance financial services organization that can survive and prosper in a rapidly changing, highly competitive, globally integrated environment
•	CREATE THE BEST FINANCIAL INSTITUTION POSSIBLE

Achieving Our Goal

BB&T

The key to maximizing our probability of being both independent and prosperous over the long term is to create a superior Earnings Per Share Growth Rate without sacrificing the fundamental quality and long-term competitiveness of our business, nor taking unreasonable risk.

Achieving Our Goal

BB&T

While being fundamentally efficient is critical, the ‘easy’ way to rapid EPS growth is to artificially cut cost; however, not investing for the future is long-term suicide, as it destroys our capability to compete.

The intelligent process to achieve superior EPS growth is to grow revenues by providing (and selling) superior-quality service while systematically enhancing our margins, improving our efficiency, expanding our profitable product offerings, and creating more effective distribution channels.

BB&T Long-Term Strategy

BB&T

Superior-Balanced Performance

(1)	Client-driven — Have a passion for consistently providing the client with better value through rational innovation and productivity improvement

(2)	Rational risk taking and exceptional risk management

(3)	Superior earnings growth

(4)	Targeted and consistent investments for the future

BB&T Long-Term Strategy

(1)	Client-driven

–	Reliable ——— Personal Attributes
–	Responsive
–	Empathetic
–	Competent —— Personal Attributes

–	Right products to meet needs
–	Convenience of location and time (correct distribution channels)
–	“Profound” knowledge of the client

BB&T Long-Term Strategy

BB&T

(1)	Client-driven (continued)

–	Communicate to the client that:
•	We want your business
•	We are committed to make it easy to do business with BB&T
–	Consistently meet or exceed the client's reasonable expectations

TREAT THE CLIENT AS AN INDIVIDUAL!

BB&T Long-Term Strategy

BB&T

Client-Driven

“Community Bank” concept is the foundation for local decision-making and the basis for responsive, reliable, and empathetic client service.

BB&T Long-Term Strategy

BB&T

(2)	Rational risk taking and exceptional risk management
–	Conservative risk taking philosophy
–	Sophisticated risk management systems
–	Diversification of risk
–	Objectivity in risk assessment

BB&T Long-Term Strategy

BB&T

Results of Risk Management Strategy

•	Less than peer net loan losses and non-performing assets
•	Solid core funding
•	Excellent liquidity
•	Balanced interest rate risk position
•	Controlled operating risk
•	Strong capital position–
–	Leverage Capital ratio 7.0% to 8.0%

BB&T Long-Term Strategy

BB&T

(3)	Superior earnings growth
Achieve superior revenue growth
•	Grow net interest income at 10% to 12% rate
–	Grow loans (10% to 12%)
•	Grow “core” deposits (6% to 8%)
•	Grow noninterest income at 25%+
•	Increase services owned per client
–	50% of clients with 5 or more services within 5 years
•	90% of households at target profitability within 5 years
•	Target profitable products at profitable clients

BB&T Long-Term Strategy

BB&T

–	Create strong margins
•	Sell quality not price ("our products at our prices")
•	Focus on most profitable product lines
•	Develop most profitable client relationships
•	Exercise pricing discipline

BB&T Long-Term Strategy

BB&T

–	Outstanding efficiency
•	Manage “daily”costs aggressively
•	Consistently re-examine systems and processes for improvement
•	Control loan losses
•	Operate with lean but well trained and highly motivated staff

Results Cash Basis Efficiency ratio < 45%

BB&T Long-Term Strategy

BB&T

Long-Term Financial Goals

•	Cash Basis earnings per share growth rate	12%+
•	Cash Basis return on equity	22%+
•	Cash Basis return on assets	1.65%+
•	Book value per share growth rate	10%+
•	Dividend per share growth rate	10%+
While all goals are significant and interrelated, these objectives are listed in order of importance. The ultimate objective is to optimize long-term total return to shareholders.

BB&T Long-Term Strategy

BB&T

(4)	Targeted and consistent investments for the future
–	Invest in employee education to create a “knowledge-based learning organization” founded on the premise that knowledge properly applied is the source of competitive advantage

•	Systematized learning based on Aristotle'’s concept “Excellence is an art won by training and habituation”

BB&T Long-Term Strategy

BB&T

–	Have a fundamental commitment to innovation: Technological investment is a part of innovation, but process enhancements are often more significant

–	Create new products/product lines and distribution channels to meet additional needs of existing clients and to develop new client relationships

BB&T Long-Term Strategy

BB&T

–	Develop information systems to:

•	Identify revenue enhancement opportunities

•	Improve service quality

•	Reduce cost
•	Manage risk
•	Make managerial decisions
–	Open new markets through traditional or non-traditional distribution systems where growth rates are superior and risks are manageable

BB&T Long-Term Strategy

BB&T

–	Make acquisitions to achieve business purposes
•	During the next 2 to 3 years we will focus on Bank and Thrift acquisitions to enhance our market share in our existing footprint (NC, SC, GA, VA, MD, DC, TN, KY and W V.)
•	Subsequently, we will look for opportunities to expand into contiguous states

BB&T Long-Term Strategy

BB&T

–	Non-bank acquisitions to grow existing product lines and expand into related financial businesses:
•	Insurance Brokerage
•	Insurance Underwriting
•	Residential Mortgage
•	Commercial Mortgage
•	Asset Management
•	Leasing
•	Investment Banking
•	Consumer Finance
•	Commercial Finance
•	Factoring
•	Venture Capital
•	Processing/Technology

BB&T Long-Term Strategy

BB&T

Primary Focus is on Existing Niches:

•	Retail
•	Mortgage
•	Small business
•	Middle market
•	Carolinas / Virginia / Metro DC / Maryland / Georgia / West Virginia / Eastern Kentucky / Eastern Tennessee

Be the Best at what we do!

BB&T

BB&T

2001 Financial Goals

2001 Profit Plan

BB&T

Net Interest Income:	1999	2000	% Inc	2001 Plan	% Inc
Interest Income (T/E)	$3,977,000	$4,586,632	15.3	$5,118,624	11.6
Interest Expense	1,896,475	2,388,539	25.9	2,699,328	13.0
Net Interest Income (T/E)	2,080,525	2,198,093	5.7	2,419,296	10.1
Tax Equivalent Adjustment	97,053	130,371	34.3	179,751	37.9
Net Interest Income	1,983,472	2,067,722	4.2	2,239,545	8.3
Provision for Loan Losses	103,768	109,681	5.7	137,500	25.4
Net Interest Income After Provision	1,879,704	1,958,041	4.2	2,102,045	7.4
Net Interest Margin (T/E)	4.26%	4.17%		4.16%
Recurring and restated including FCNB Corp. BankFirst and First Spartan are included as purchase acquisitions. Century South, F&M and VA Capital are not included due to timing of merger announcements.

2001 Profit Plan

BB&T

($ In Thousands)

	1999	2000	% Inc	2001 Plan	% Inc
Noninterest Income:
Service Charges on Deposits	$244,688	$270,238	10.4	$301,903	11.7
Other Nondeposit Fees	122,156	147,994	21.2	187,241	26.5
Investment Banking & Brokerage	129,248	162,497	25.7	218,309	34.3
Trust	70,490	76,690	8.8	99,873	30.2
Insurance Agency Commissions	85,498	136,453	59.6	163,579	19.9
Mortgage Banking	164,434	103,352	(37.1)	154,436	49.4
Other	81,064	117,515	45.0	138,622	18.0
Total Noninterest Income 1	$897,578	$1,014,739	13.1	$1,263,963	24.6

Recurring and restated including FCNB Corp.

[1] Excluding purchase accounting transactions and securities gains (losses), noninterest income increased 6.1% (15.3% without mortgage) from 1999 to 2000 and is planned to increase 17.1% in 2001.

2001 Profit Plan

BB&T

($ In Thousands)

	1999	2000	% Inc	2001 Plan	% Inc
Noninterest Expense:
Personnel	$846,841	$917,854	8.4	$1,045,099	13.9
Net Occupancy	105,747	112,714	6.6	134,865	19.7
Furniture and Equipment	143,897	142,871	(0.7)	158,517	11.0
Amortization of Intangibles/
Mortgage Servicing Rights	82,185	80,397	(2.2)	90,729	12.9
Other Operating Expenses	443,765	417,524	(5.9)	471,125	12.8
Total Noninterest Expenses [1]	$1,622,435	$1,671,360	3.0	$1,900,335	13.7

Recurring and restated including FCNB Corp.

[1] Excluding purchase accounting transactions, noninterest expense decreased 1.7% from 1999 to 2000 and is planned to increase 8.5% in 2001.

2001 Profit Plan

BB&T

($ In Thousands)

	1999	2000	% Inc	2001 Plan	% Inc
Income Before Income Taxes	$1,154,847	$1,301,420	12.7	$1,465,673	12.6
Income Taxes	374,029	415,850	11.2	448,773	7.9
Net Income	$780,818	$885,570	13.4	$1,016,900	14.8
Diluted EPS	$1.90	$2.15	13.2	$2.45	14.0
Originally Reported Diluted EPS	$1.91	$2.17	13.6	$2.45	12.9
CB Diluted EPS	$2.03	$2.30	13.3	$2.61	13.5
Originally Reported CB Diluted EPS	$2.04	$2.31	13.2	$2.61	13.0
Dividends Per Share	$0.75	$0.86	14.7	$0.98	14.0

Recurring and restated including FCNB Corp.

2001 Profit Plan

BB&T

($ In Thousands)

Assets: (Average Balances)	1999	2000	% Inc	2001 Plan	% Inc
Business Loans	$17,518,811	$20,171,370	15.1	$23,391,196	16.0
Consumer Loans	9,348,289	10,578,534	13.2	11,724,833	10.8
Mortgage Loans	7,889,300	7,784,622	(1.3)	7,943,639	2.0
Total Loans 1	$34,756,400	$38,534,526	10.9	$43,059,668	11.7
Investment Securities	13,659,529	13,855,776	1.4	14,641,017	5.7
Other Assets	3,878,415	4,126,088	6.4	4,427,396	7.3
Total Assets	$52,294,344	$56,516,390	8.1	$62,128,081	9.9

Restated including FCNB Corp.

[1] Average loan growth, excluding the impact of securitizations and purchase accounting transactions, was 11.9% from 1999 to 2000 and is planned to be 10.7% in 2001. Adjusted business loan growth is planned to be 13.4%, consumer loans 9.6%, and mortgage loans 5.8%.

2001 Profit Plan

BB&T

($ In Thousands)

Liabilities and Shareholders' Equity: (Average Balances)	1999	2000	% Inc	2001 Plan	% Inc
Noninterest Bearing Deposits	$4,833,646	$5,061,019	4.7	$5,295,165	4.6
Interest Bearing Deposits	29,866,612	31,889,539	6.8	34,546,669	8.3
Total Deposits 1	$34,700,258	$36,950,558	6.5	$39,841,834	7.8
Short-term Borrowed Funds	6,579,973	7,041,146	7.0	5,856,732	(16.	8)
Long-term Debt	6,156,798	7,311,882	18.8	10,628,449	45.4
Other Liabilities	719,757	819,493	13.9	899,347	9.7
Shareholders' Equity	4,137,558	4,393,311	6.2	4,901,719	11.6
Total Liabilities & Equity	$52,294,344	$56,516,390	8.1	$62,128,081	9.9
Restated including FCNB Corp. [1] Average deposit growth, excluding purchase accounting transactions and the outsourcing of official checks, was 5.5% from 1999 to 2000 and is planned to be 5.7% in 2001.

2001 Profit Plan

BB&T

(Year Ended December 31)

Performance Ratios:	1999	2000	2001 Plan
ROA	1.49%	1.57%	1.64%
ROE	18.87%	20.16%	20.75%

Noninterest Income / Total Net Revenues	30.18%	31.48%	34.14%
Efficiency Ratio	54.28%	52.00%	51.65%

Cash Basis:
ROA	1.61%	1.70%	1.76%
ROE	23.64%	25.72%	26.10%
Efficiency Ratio	51.76%	50.08%	49.80%

Equity/Assets (EOP)	7.62%	8.00%	7.95%
Leverage Capital Ratio (EOP)	7.09%	7.10%	7.15%
BV Per Share (EOP)	$10.20	$11.88	$12.52

Recurring and restated including FCNB Corp.

2001 Profit Plan

BB&T

($ In Thousands)

Loan Quality:	1999	2000	2001 Plan
Net Loan Losses	$93,377	$105,200	$120,000
Net Loan Losses / Average Loans	0.27%	0.27%	0.28%
Nonperforming Assets	$163,829	$202,640	$240,000
Nonperforming Assets / Total Assets	0.30%	0.33%	0.38%
Loan Loss Reserve / Loans (EOP)	1.33%	1.29%	1.30%
LLR/NPA (EOP)	2.97 x	2.63 x	2.40 x

Restated including FCNB Corp.

Capital Expenditures 2001 Plan

BB&T

($ In Millions)

Facilities	$156
Furniture and Equipment	$77
DP Software	$44
Total	$277

total depreciation expense for 2001 $102 million

Investments in Future Selected 2001 Expenses

BB&T

($ In Millions)

Expense Growth as a result of:
Cost of Adding Revenue Producers	$7.9
Increase from Major Projects	12.7
Purchase Acquisitions	88.3
Increase from New Capital Expenditures	19.3
Increase in number of Management
Development Associates	4.3
Total	$132.5

Represents 57.9 % of total recurring expense growth

“Core” expense increase is 5.8%

2001    Key Strategic Objectives

BB&T

1.	Be the world standard revenue-driven sales organization
2.	Execute the world standard client service strategy
3.	Achieve superior performance and profitability - Top 5%
4.	Execute Branch Automation and Internet strategy, increase scale of selected fee based businesses and optimize products, business lines and delivery systems
5.	Integrate past acquisitions and pursue strategic future acquisitions

2001    Key Strategic Objectives

BB&T

(1)	Be the World Standard Revenue-Driven Sales Organization
•	Execute on integrated relationship management (IRM)
–	Focus on cross-selling
•	DAC/MAC/BAC/SAM
•	Insurance
•	Capital Markets
•	Other Fee Based Businesses
–	Focus on selling/service/retention based on demographic segmentation

–	Target profitable relationships

–	Continue brand identity advertising campaign

2001      Key Strategic Objectives

BB&T

•	Execute BB&T Decathlon

–	Execute coaching model
–	Close performance gap
–	Profit and segment focused sales campaigns
–	Use caliper for hiring sales people
–	Maintain 10 sales contacts

–	29% or more 5 service households core markets and 16% in new markets
–	Enterprise wide Decathlon execution

2001     Key Strategic Objectives

BB&T

•	Execute Olympicss III
–	Enhance Relationship Banker role
–	Accelerate focus on small business
–	Private banking
–	Reduce turnover

•	Execute ProActiv and BankPro

–	Systematic referral process and prospecting system
–	Develop skill set to use new technology (training)

2001    Key Strategic Objectives

BB&T

•	Achieve superior growth rates in new markets (Virginia, Maryland, DC, Georgia, West Virginia, Kentucky and Tennessee)
–	Extra focus and support from home office and product managers
–	Loan growth
–	Core deposit growth
•	Demand deposit growth
–	Fee based revenue growth

2001    Key Strategic Objectives

BB&T

(2)	Execute the World Standard Client Service Strategy

•	Long term profit maximization through quality differentiation
•	We are a quality differentiated competitor: We sell quality not price. While price always matters, we deliver the greatest value to the client. Value is the ratio of quality to price. We focus on the quality component.
•	Quality must be consistent with the economic value of the relationship
•	Relationship driven (IRM)
•	Value added
•	Reliable, responsive, empathetic, competent

2001     Key Strategic Objectives

BB&T

•	Respect the Individual, Value the Relationship (in this context value means the economic value of the relationship)
–	Display empathy/treat client with dignity and respect
–	Consistently perform the basics with excellence
–	Improve quality for best clients
–	Proper pricing/products for unprofitable clients

2001     Key Strategic Objectives

BB&T

•	Execute client service model
–	Evaluate service award system
–	Evaluate pilot incentive system based on service standards
–	Long term goal to comprehensively incent as many jobs as economically justified
–	Break Through Service Performance training
–	All home office units completed by end of 2002
•	Execute Gold Seal standards
•	Maintain better service quality than our primary competitors

2001     Key Strategic Objectives

BB&T

(3)	Achieve Superior Performance and Profitability - Top 5%
•	Achieve a superior P/E ratio by superior cash basis earnings per share growth, superior cash basis ROE, superior revenue growth while maintaining a sound financial position as evidenced by leveraged capital and asset quality ratios
•	Achieve financial goals: Remain a Top 5% Performer

•	Maintain pricing discipline
–	Fees
–	Loans
–	Deposits

2001     Key Strategic Objectives

BB&T

•	Maintain excellent asset quality
–	Credit culture
–	Credit skills/training
–	Underwriting processes
–	Diversification of risk
•	Control interest rate risk
•	Control operating risk
•	Control costs
•	Reduce tax rate

2001     Key Strategic Objectives

BB&T

•	Add revenue producers particularly in new markets
•	Fee income ratio of 34% or greater
•	Cash basis efficiency ratio of 50% or less
•	Enhance profit maximizing culture
•	Have a negative bias towards consultants, contract labor and outsourcing
•	Capital management
–	Share buyback
–	Investment portfolio management
–	Securitize home mortgages

2001    Key Strategic Objectives

BB&T

(4) Execute Branch Automation and Internet strategy, increase scale of selected fee based businesses and optimize products, business lines and delivery systems
•	Have a passion for profitable innovation
•	Implement creativity process and transfer best practices
•	Consider creativity/innovation reward/recognition system
•	Enhance process of attracting, developing and retaining high performance employees
–	Expand management/professional program to 110
–	Accelerate line of business and technology oriented hires
–	Develop program for culturally integrating outside hires

2001    Key Strategic Objectives

BB&T

•	Implement BankPro and ProActiv / Branch Automation
•	Merger conversions
•	Business loan system enhancements
•	Deposit system upgrade
•	Implement Smart Money Manager
•	Mortgage servicing system
•	Redesign communication network
•	Enhance item processing disaster recovery
•	Cash Manager On Line/II
•	InfoPoint / Shaw credit line
•	Electronic check presentment —Receive
•	Privacy
•	Begin implementing new teller platform
•	Continue to transition to new technologies
•	Enhance Intranet
•	Electronic records management>

2001 Key     Strategic Objectives

BB&T

•	Continue developing effective electronic delivery systems strategy (Internet and call centers)
–	Develop inbound sales process
–	Integrate Internet delivery system with IRM strategy
–	Achieve 200,000 BB&T OnLine banking clients
–	Accelerate marginal investment in Internet
–	Prioritize additional product offerings
–	Insure integrated Internet strategy

2001 Key     Strategic Objectives

BB&T

•	Increase/scale up selected fee-based businesses
–	Insurance
–	Asset Management
–	Capital Markets / Brokerage (consider)
•	Continue integration of branch locations
•	Consider key new branch locations

2001     Key Strategic Objectives

BB&T

(5)	Integrate past acquisitions and pursue strategic future acquisitions
•	Complete integration of recent bank and non-bank mergers
–	Continue to operate with excellence during transition period
–	BB&T philosophy and strategies understood
–	Be willing to learn from companies we acquire, particularly about their markets
•	Integrate Hardwick, First Banking, One Valley, FCNB, BankFirst, FirstSpartan and Century South

2001 Key     Strategic Objectives

BB&T

•	Pursue banks and thrifts in the Carolinas, Virginia, Maryland, DC, Georgia, West Virginia, and Tennessee with assets of $250 Million to $10 Billion
•	Continue aggressive insurance agency acquisition program

—	Execute large/regional agency acquisitions

2001    Key Strategic Objectives

BB&T

•	Pursue integration or roll up non-bank acquisitions
—	Asset Management / Brokerage / Investment Banking
—	Life Insurance / PC Insurance underwriting
—	Consumer / Commercial Finance
—	Other
•	Consider technology or process based acquisitions/start-ups
•	Evaluate results of previous non-bank acquisitions

Summary

BB&T

Special Strengths of BB&T

•	Superior sales system / Superior revenue growth
•	Different and better model for community banking
•	Unique and successful acquisition strategy
•	Great markets / Great franchise
•	Philosophy: Rational / Objective

Challenges

BB&T

In the System

•	Risk of recession
•	Intense price competition
•	Fear/risk of being acquired
•	Technological and product innovation and changes in distribution channels —Internet
•	Non-bank/bank competitors that are low-cost specialists
•	Excessive regulation of industry

Challenges

BB&T

Ours

•	Having a passion for consistently providing the client with better value through rational innovation and productivity improvement
•	Working together with clarity towards common goals
•	Maintaining an aggressive sales/revenue momentum
•	Making objective decisions in a highly “charged” environment
•	Remaining a top 5% performer

Opportunity

BB&T

•	To create a high-performance organization that can survive and prosper
–	The Best Financial Institution Possible
•	Why we can do it:
–	Great people!
–	Excellent markets
–	Sound financial position
–	Strong client relations
–	Rational strategy

We Will Be Successful!

[Graphic displaying BB&T’s philosophy as building blocks. Philosophical attributes shown are teamwork, productivity, self-esteem, pride, justice, integrity, honesty, reason, reality and independent thinking.]

BB&T

BB&T

BB&T The World Standard